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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 5, 2001


                            EXTREME NETWORKS, INC.
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            (Exact name of Registrant as specified in its charter)

              Delaware                          000-25711                        77-0430270
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
   (State or other jurisdiction of      (Commission File Number)     (I.R.S. Employer Identification No.)
   incorporation or organization)

                              3585 Monroe Street
                         Santa Clara, California 95051
     ___________________________________________________________________
         (Address, including zip code, of principal executive offices)


              Registrant's telephone number, including area code:

                                (408) 579-2800


                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Extreme Networks for the fiscal quarter ended March 31, 2001 and forward-looking statements relating to 2001 as presented in a press release dated April 5, 2001.

Item 7.         Financial Statements and Exhibits.
                ---------------------------------

          (c)   Exhibits

          99.1 Financial information for Extreme Networks for the fiscal quarter ended March 31, 2001 and forward-looking statements relating to 2001.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            EXTREME NETWORKS, INC.
                            (Registrant)


Dated: April 6, 2001        By:  /s/ Vito Palermo
                                ------------------------------------------------
                                   Vito Palermo
                                   Vice President, Chief Financial Officer and
                                   Secretary
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                                 EXHIBIT INDEX


Exhibit No.         Description
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99.1           Press release dated April 5, 2001 announcing financial
               information for Extreme Networks for the fiscal quarter ended March 31, 2001 and forward-looking statements relating to 2001.